Exhibit 99.242

Exhibit 99.72 California Power Exchange Opportunity Map Technology Security management Network (Encryption/Certification) Systems Systems management & application development Transition OM/Handel application Production operations/version control Future application development Information architecture rationalization & re-engineering Help desk construct & operations & production Infrastructure and production outsourcing Business Protocols & rules analysis/consulting Manpower scheduling model development Product & services development consulting Financial markets services e.g. futures, derivatives, etc. Customer service bureau-help desk Compliance monitoring & analysis service Process outsourcing Settlements Billing